UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21142
Eaton Vance Municipal Bond Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
September 30
Date of Fiscal Year End
September 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Municipal Bond Funds Annual Report September 30, 2011

Municipal (EIM) • California (EVM) • New York (ENX)

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2011
Eaton Vance
Municipal Bond Funds
Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Municipal Bond Fund	4

California Municipal Bond Fund	5

New York Municipal Bond Fund	6

Endnotes and Additional Disclosures	7

Financial Statements	8
Report of Independent Registered Public Accounting Firm	36
Federal Tax Information	37
Annual Meeting of Shareholders	38
Dividend Reinvestment Plan	39
Board of Trustees’ Contract Approval	41
Management and Organization	44
Important Notices	47

Eaton Vance
Municipal Bond Funds
September 30, 2011
Management’s Discussion of Fund Performance

Eaton Vance Municipal Bond Funds (the “Funds”) are closed-end funds traded on the NYSE Amex that are designed to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state-specific funds, state personal income taxes.
Economic and Market Conditions
The U.S. economic recovery began to sputter during the spring and summer of 2011, backsliding on ongoing news of the sovereign debt crisis in the euro zone, stubbornly high unemployment and a still-weak housing market at home, and rising fiscal and political uncertainty in our nation’s capital. The economic slowdown prompted the financial markets to shift from a “risk-on” to a decidedly “risk-off” stance by the close of the 12-month period ending September 30, 2011, with risk-associated assets such as stocks and commodities selling off, while Treasury bonds and other safe-haven assets rallied.
U.S. real gross domestic product (GDP) increased to an annualized rate of 2.5% in the third calendar quarter of 2011, according to an “advance” estimate released by the U.S. Bureau of Economic Analysis, up from an annualized growth rate of 1.3% for the second quarter of 2011. Both of these measures were down from previous periods, as annualized GDP growth rates for the third and fourth quarters of 2010 came in at 2.6% and 3.1%, respectively.
In the municipal bond market, despite a glut of supply as the Build America Bond program ended and some bearish market predictions that caused the market to begin selling off in late 2010, municipal bonds began to rally early in the new year and ended solidly in positive territory for the 12 months ending September 30, 2011. The Barclays Capital Municipal Bond Index (the Muni Bond Index)1—a broad measure of the performance of municipal bonds traded in the U.S.—rose 3.88% during that one-year period. This gain in the Muni Bond Index reflected a dearth of new supply during a period of slow growth in the U.S. economy. It also demonstrated the market’s renewed interest in state and local government debt, spurred in part by the absence of widespread municipal defaults, as had been forecast in late 2010.
Municipal bonds with intermediate maturities performed best during the 12 months under review, with the Barclays Capital 7 Year Municipal Bond Index1 rising 4.65%, compared with annual returns of 4.31% and 1.28%, respectively, for the Barclays Capital Long (22+) Municipal Bond Index (the Long 22+ Index)1, the Funds’ primary benchmark, and the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index1.
Management Discussion
For the fiscal year ending September 30, 2011, each of the Municipal Bond Funds produced returns at net asset value (NAV) that, to a greater or lesser degree, underperformed the broad municipal bond market, as measured by the Long 22+ Index.
The Funds were hedged to various degrees using a strategy management traditionally employs to help mitigate the potential interest-rate risk associated with the Funds’ overall investment strategy. Generally speaking, the Funds’ overall strategy is to invest primarily in bonds at the longer end of the maturity spectrum in order to capture their typically higher yields and greater income payments. Management tends to hedge against the greater potential risk of volatility at the long end of the curve by using Treasury futures and interest-rate swaps to provide downside protection. For the 12-month period ending September 30, 2011, the hedging strategy was a drag on relative performance, as the ratio of municipal yields to U.S. Treasury yields of similar maturities remained relatively high. Thus, the more hedged any of the Funds was, the less well it performed.
Management holds leveraged investments in each of the Funds. The use of leverage4 has the effect of achieving additional exposure to the municipal market. Leverage has the impact of magnifying a Fund’s exposure to its underlying investments in both up and down markets. On balance during the up-and-down course of the 12-month period, the Funds’ leverage had a modestly positive impact on their relative performance versus the benchmark.
States and municipalities have seen budget difficulties over the past three fiscal years, but they also have made significant progress in addressing these budget concerns. Thus, as we look ahead, we are cautiously optimistic. However, as a slowing U.S. economy is likely to impact state tax revenues, we will continue to monitor closely the efforts of states and municipalities to address fiscal shortfalls.
See Endnotes and Additional Disclosures on page 7.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Bond Funds
September 30, 2011
Management’s Discussion of Fund Performance (continued)

Fund-specific Results
Eaton Vance Municipal Bond Fund recorded positive performance at NAV for the fiscal year ending September 30, 2011, but lagged slightly behind the results of its benchmark, the Long 22+ Index. The Fund’s hedging position—an ongoing strategy that management has employed to help mitigate potential interest-rate risk in both up and down market environments—detracted from its performance versus the Long 22+ Index. On the upside, however, the Fund’s overexposure to high-quality bonds (AA-rated5 and above) contributed to its relative performance, compared to the Long 22+ Index, as higher-quality muni bonds performed well during the period.
Eaton Vance California Municipal Bond Fund also produced a positive return at NAV for the 12-month period, but it, too, underperformed the Long 22+ Index. Performance was hurt by the Fund’s overweight to zero-coupon bonds issued by California school districts, where an oversupply of bonds and state-specific credit concerns hurt prices. Positive contributions to relative performance came from the water and sewer sector and the education sector, as well as from the Fund’s overexposure to high-quality bonds.
Eaton Vance New York Municipal Bond Fund underperformed the Long 22+ Index at NAV. Security selection in hospital bonds and water and sewer bonds detracted from Fund performance compared to the Long 22+ Index. Conversely, the Fund’s overweight to high-quality education bonds and its overexposure to higher-quality bonds contributed to relative performance compared to the Long 22+ Index.
See Endnotes and Additional Disclosures on page 7.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Bond Fund
September 30, 2011
Performance2

Portfolio Manager William H. Ahern, Jr., CFA

NYSE Amex Symbol	EIM
Inception Date	8/30/02

% Average Annual Total Returns at NAV

One Year	3.89
Five Years	2.66
Since Inception	5.56

% Average Annual Total Returns at market price, NYSE Amex

One Year	-3.87
Five Years	3.23
Since Inception	5.37

% Premium/Discount to NAV (9/30/11)	-1.67

% Market Yields[3]

Market Yield	7.42
Taxable-Equivalent Market Yield	11.42

% Leverage[4]

Residual Interest Bond (RIB)	41.69

			Since Inception
% Comparative Performance[1]	One Year	Five Years	8/30/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.27
Lipper General & Insured Municipal Debt Funds (Leveraged) Average at NAV	4.97	4.48	5.62
Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	11.1	BBB	10.2
AA	56.9	BB	0.2
A	21.0	D	0.6

See Endnotes and Additional Disclosures on page 7.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
California Municipal Bond Fund
September 30, 2011
Performance2

Portfolio Manager Cynthia J. Clemson

NYSE Amex Symbol	EVM
Inception Date	8/30/02

% Average Annual Total Returns at NAV

One Year	0.48
Five Years	1.51
Since Inception	4.34

% Average Annual Total Returns at market price, NYSE Amex

One Year	-0.43
Five Years	3.01
Since Inception	4.85

% Premium/Discount to NAV (9/30/11)	4.51

% Market Yields[3]

Market Yield	6.92
Taxable-Equivalent Market Yield	11.87

% Leverage[4]

RIB	43.62

			Since Inception
% Comparative Performance[1]	One Year	Five Years	8/30/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.27
Lipper California Municipal Debt Funds Average at NAV	3.96	3.43	5.04
Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	9.3	BBB	4.0
AA	55.3	BB	2.1
A	29.3

See Endnotes and Additional Disclosures on page 7.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
New York Municipal Bond Fund
September 30, 2011
Performance2

Portfolio Manager Craig R. Brandon, CFA

NYSE Amex Symbol	ENX
Inception Date	8/30/02

% Average Annual Total Returns at NAV

One Year	3.37
Five Years	3.10
Since Inception	5.09

% Average Annual Total Returns at market price, NYSE Amex

One Year	2.56
Five Years	4.22
Since Inception	5.34

% Premium/Discount to NAV (9/30/11)	2.13

% Market Yields[3]

Market Yield	6.08
Taxable-Equivalent Market Yield	10.28

% Leverage[4]

RIB	40.82

			Since Inception
% Comparative Performance[1]	One Year	Five Years	8/30/02

Barclays Capital Long (22+) Municipal Bond Index	4.31	4.17	5.27
Lipper New York Municipal Debt Funds Average at NAV	3.52	3.80	5.32
Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.4 Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	15.4	BBB	9.3
AA	52.1	Not Rated	2.3
A	20.9

See Endnotes and Additional Disclosures on page 7.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Bond Funds
September 30, 2011
Endnotes and Additional Disclosures

1.	Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Barclays Capital 1-3 Year U.S. Government/ Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with maturities ranging from 1-3 years. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. Lipper Average reflects the average annual total return of funds in the same Lipper classification as the Fund. It is not possible to invest directly in an index or Lipper classification.

2.	Performance results reflect the effects of leverage.

3.	Market yields are calculated by dividing the last regular distribution per common share in the period (annualized) by the market price. Taxable-equivalent performance is based on the highest combined federal and state income tax rates (41.70% for CA, 40.83% for NY) except for Municipal Bond Fund, which assumes a maximum 35.00% federal income tax rate. The distribution declared on September 30, 2011 and October 31, 2011 reflects a reduction of the monthly distribution for the Municipal Bond Fund. Distributions may be composed of tax-exempt income, ordinary income, net realized capital gains and return of capital. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

4.	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding as of period end as a percentage of Fund net assets applicable to common shares plus Floating Rate Notes.

5.	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is shown.

Fund profile subject to change due to active management.
The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. The commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

Eaton Vance
Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 169.2%

	Principal
	Amount
Security	(000’s omitted)	Value

Electric Utilities — 1.3%

South Carolina Public Service Authority, (Santee Cooper), 5.50%, 1/1/38	$7,110	$7,862,380
Wyandotte County/Kansas City, KS, Unified Government Board of Public Utilities, 5.00%, 9/1/36	3,425	3,629,610

		$11,491,990

General Obligations — 7.8%

Chicago Park District, IL, (Harbor Facilities), 5.25%, 1/1/37(1)	$8,320	$9,026,701
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/1/32	3,000	3,170,370
Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/37	6,465	7,106,910
Georgia, 5.00%, 7/1/29	10,000	11,519,900
Klein, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/36(1)	2,000	2,189,520
North East, TX, Independent School District, (PSF Guaranteed), 5.25%, 2/1/28	2,000	2,473,580
Northside, TX, Independent School District, (PSF Guaranteed), 5.00%, 6/15/35	180	189,182
Northside, TX, Independent School District, (PSF Guaranteed), 5.00%, 6/15/35(1)	12,250	12,874,872
Oregon, 5.00%, 8/1/35(1)	6,750	7,494,120
Oregon, 5.00%, 8/1/36	2,000	2,218,740
Port of Houston Authority, TX, (Harris County), 5.00%, 10/1/35(2)	7,500	8,280,075

		$66,543,970

Hospital — 9.9%

California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	$11,940	$11,824,063
California Statewide Communities Development Authority, (Cottage Health System), 5.00%, 11/1/40	2,500	2,460,325
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	5,000	4,961,000
California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	11,050	11,146,908
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	605	581,006
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	2,610	2,287,012
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,870	1,804,868
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	5,685	5,541,511
Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	3,900	3,892,317
Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	7,190	7,339,983
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	8,310	1,733,965
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/41	10,000	1,730,200
Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	8,165	8,326,095
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	4,295	4,089,699
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	10,000	9,753,600
South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42	100	100,474
South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42(1)	900	904,266
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Scott & White Healthcare), 5.25%, 8/15/40	6,105	6,197,674

		$84,674,966

Industrial Development Revenue — 0.8%

St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	$7,235	$7,146,950

		$7,146,950

Insured – Electric Utilities — 5.9%

American Municipal Power-Ohio, Inc., OH, (Prairie State Energy Campus), (AGC), 5.75%, 2/15/39	$5,000	$5,498,550
Long Island, NY, Power Authority, (BHAC), 5.50%, 5/1/33	1,350	1,488,294
Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	13,895	13,040,874
Paducah, KY, Electric Plant Board, (AGC), 5.25%, 10/1/35	2,735	2,911,845
South Carolina Public Service Authority, (AGM), 5.125%, 1/1/37(1)	18,340	18,563,564
South Carolina Public Service Authority, (Santee Cooper), (BHAC), 5.50%, 1/1/38	7,840	8,716,826

		$50,219,953

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Escrowed / Prerefunded — 0.1%

Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36	$525	$636,720

		$636,720

Insured – General Obligations — 14.8%

Cincinnati, OH, City School District, (AGM), (FGIC), 5.25%, 12/1/30	$3,750	$4,499,625
Clark County, NV, (AMBAC), 2.50%, 11/1/36	12,155	8,630,779
Frisco, TX, Independent School District, (AGM), (PSF Guaranteed), 2.75%, 8/15/39	10,055	7,961,549
Frisco, TX, Independent School District, (AGM), (PSF Guaranteed), 4.00%, 8/15/40	14,330	14,317,246
Kane, Cook and DuPage Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	15,550	10,428,297
Kane, Cook and DuPage Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	50,650	31,821,876
King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37(1)	7,000	7,225,750
Palm Springs, CA, Unified School District, (AGC), 5.00%, 8/1/32	8,955	9,611,043
Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38	95	98,835
Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38(1)	10,950	11,392,052
Schaumburg, IL, (BHAC), (FGIC), 5.00%, 12/1/38(1)	12,750	13,035,722
Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	8,325	7,661,914

		$126,684,688

Insured – Hospital — 17.7%

Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.375%, 1/1/32	$8,250	$8,733,450
California Statewide Communities Development Authority, (Sutter Health), (AGM), 5.05%, 8/15/38(1)	11,000	11,181,390
Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.125%, 11/15/39	3,950	4,113,451
Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.25%, 11/15/44	1,050	1,093,166
Colorado Health Facilities Authority, (Catholic Health), (AGM), 5.10%, 10/1/41(1)	11,500	11,767,145
Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36(1)	15,500	16,144,800
Highlands County, FL, Health Facilities Authority, (Adventist Health System), (NPFG), 5.00%, 11/15/35	3,795	3,829,231
Illinois Finance Authority, (Children’s Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	15,000	15,282,300
Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(1)	2,500	2,574,875
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,625	2,792,895
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	1,675	1,738,365
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/47(1)	19,150	18,379,595
New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(1)	5,250	5,452,020
New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series II, (AGC), 5.00%, 7/1/38	1,655	1,695,349
New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38	235	240,729
New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	3,500	3,585,330
New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	13,115	13,898,359
Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), 6.00%, 8/15/39	5,795	6,325,127
Washington Health Care Facilities Authority, (Providence Health Care), Series C, (AGM), 5.25%, 10/1/33(1)	8,700	9,161,448
Washington Health Care Facilities Authority, (Providence Health Care), Series D, (AGM), 5.25%, 10/1/33(1)	12,605	13,289,703

		$151,278,728

Insured – Industrial Development Revenue — 1.1%

Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc. Project), (BHAC), 5.00%, 10/1/39(1)	$9,000	$9,620,730

		$9,620,730

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 11.2%

Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	$12,250	$11,247,337
New Jersey Economic Development Authority, (School Facilities Construction), (AGC), 5.50%, 12/15/34	2,910	3,138,290
San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	24,000	25,171,200
San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	42,750	42,938,527
Tri-Creek Middle School Building Corp., IN, (AGM), 5.25%, 1/15/34(1)	13,000	13,762,970

		$96,258,324

Insured – Other Revenue — 5.7%

Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45	$11,910	$11,662,153
Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45(1)	25,875	25,336,541
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	16,795	3,650,393
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	6,750	7,774,313

		$48,423,400

Insured – Private Education — 3.9%

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32	$14,400	$17,476,416
Miami-Dade County, FL, Educational Facilities Authority, (University of Miami), (AMBAC), (BHAC), 5.00%, 4/1/31	7,865	8,244,093
Washington, DC, Georgetown University, (AMBAC), 4.50%, 4/1/42	7,795	7,775,746

		$33,496,255

Insured – Solid Waste — 0.6%

Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/24	$2,760	$3,148,028
Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/26	1,575	1,766,079

		$4,914,107

Insured – Special Tax Revenue — 9.9%

Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$17,955	$15,300,892
Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	18,035	8,907,847
Jacksonville, FL, Excise Tax, (FGIC), (NPFG), 5.125%, 10/1/27	1,175	1,212,048
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	15,000	10,972,950
New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	12,680	12,479,276
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	196,275	14,088,619
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	78,410	10,521,838
Utah Transportation Authority, Sales Tax Revenue, (AGM), 4.75%, 6/15/32(1)	10,800	11,339,891

		$84,823,361

Insured – Student Loan — 1.1%

Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$8,755	$9,455,050

		$9,455,050

Insured – Transportation — 23.5%

Chicago, IL, (O’Hare International Airport), (AGM), 4.75%, 1/1/34(1)	$21,640	$21,936,466
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	8,080	8,501,857
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23(3)	10,070	1,318,566
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28(3)	3,100	294,779
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40(3)	15,000	3,450,750
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	10,200	5,671,710
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	25,000	3,454,500
Harris County, TX, Toll Road, Senior Lien, (BHAC), (NPFG), 5.00%, 8/15/33(1)	7,800	8,239,998
Manchester, NH, (Manchester-Boston Regional Airport), (AGM), 5.125%, 1/1/30	6,710	7,040,669
Maryland Transportation Authority, (AGM), 5.00%, 7/1/35(1)	20,995	22,605,106
Maryland Transportation Authority, (AGM), 5.00%, 7/1/36(1)	14,000	15,064,980
Metropolitan Washington, DC, Airports Authority, (BHAC), 5.00%, 10/1/29	1,785	1,913,163

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Transportation (continued)

Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	$10,555	$10,464,333
New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	11,700	12,678,354
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.50%, 1/1/29	1,015	1,102,310
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.75%, 1/1/39	1,160	1,260,375
North Texas Tollway Authority, (BHAC), 5.75%, 1/1/48(1)	20,000	21,325,400
Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/26(1)	10,000	10,792,700
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	1,605	670,216
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	1,950	745,543
Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	1,000	352,520
San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (NPFG), 0.00%, 1/15/25	26,215	8,917,032
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	24,510	16,822,438
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	17,185	16,492,788

		$201,116,553

Insured – Water and Sewer — 13.9%

Austin, TX, Water and Wastewater, (AGM), (BHAC), 5.00%, 11/15/33(1)	$2,000	$2,109,780
Birmingham, AL, Waterworks and Sewer Board, (AMBAC), (BHAC), 4.50%, 1/1/39	465	463,884
Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	3,185	3,535,828
Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	1,985	2,190,666
Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	3,170	3,418,782
Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	3,060	3,275,699
Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	13,670	7,915,477
DeKalb County, GA, Water and Sewer, (AGM), 5.25%, 10/1/32(1)	10,000	10,840,300
District of Columbia Water and Sewer Authority, (AGC), 5.00%, 10/1/34(1)	8,500	8,980,165
Houston, TX, Utility System, (AGM), (BHAC), 5.00%, 11/15/33(1)	27,570	29,137,628
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/32	5,540	6,747,498
New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40(1)	9,500	10,807,200
Seattle, WA, Drain and Wastewater Revenue, (AGM), 5.00%, 6/1/38(1)	27,670	29,533,019

		$118,955,926

Insured – Water Revenue — 10.2%

Los Angeles, CA, Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	$53,500	$53,844,005
Massachusetts Water Resources Authority, (AGM), 5.25%, 8/1/38	1,070	1,320,230
Massachusetts Water Resources Authority, (AMBAC), (BHAC), 4.00%, 8/1/40	18,865	18,625,414
Metropolitan Water District, CA, Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	5,750	5,886,850
San Luis Obispo County, CA, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	7,375	7,228,533

		$86,905,032

Other Revenue — 2.9%

Main Street Natural Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	$2,875	$2,804,821
New York, NY, Transitional Finance Authority, Building Aid Revenue, 5.00%, 7/15/36(1)	10,750	11,545,608
Oregon Department of Administrative Services, Lottery Revenue, 5.25%, 4/1/30	9,200	10,544,028

		$24,894,457

Private Education — 12.2%

California Educational Facilities Authority, (University of Southern California), 5.25%, 10/1/38	$50	$54,888
California Educational Facilities Authority, (University of Southern California), 5.25%, 10/1/38(1)	9,750	10,703,160
Connecticut Health and Educational Facilities Authority, (Wesleyan University), 5.00%, 7/1/39(1)	14,700	15,950,970
Houston, TX, Higher Education Finance Corp., (William Marsh Rice University), 5.00%, 5/15/35(1)	15,000	16,457,100
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/27	5,810	7,278,303
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/30	8,325	10,325,414
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	2,000	2,164,760
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(4)	8,790	10,090,305

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Private Education (continued)

New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	$40	$43,349
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	15,300	16,580,763
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38(1)	13,500	14,746,860

		$104,395,872

Public Education — 1.2%

Tennessee School Bond Authority, 5.50%, 5/1/38	$5,000	$5,572,600
University of California, 5.25%, 5/15/39	4,450	4,865,763

		$10,438,363

Senior Living / Life Care — 0.1%

Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	$1,175	$1,257,920

		$1,257,920

Transportation — 8.8%

Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/35	$8,275	$8,717,382
Los Angeles, CA, Department of Airports, (Los Angeles International Airport), 5.25%, 5/15/28	3,285	3,626,016
Metropolitan Transportation Authority, NY, 5.25%, 11/15/38	4,640	4,957,237
Metropolitan Transportation Authority, NY, 5.25%, 11/15/40	6,500	6,908,720
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	14,395	14,493,606
New Jersey Transportation Trust Fund Authority, 5.00%, 12/15/24	10,000	11,146,200
Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	2,915	3,078,677
Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/40	2,590	2,727,684
Pennsylvania Turnpike Commission, 6.00%, (0.00% until 12/1/15), 12/1/34	5,000	4,082,250
Port Authority of New York and New Jersey, 4.75%, 7/15/31	4,300	4,551,507
Port Authority of New York and New Jersey, 5.00%, 7/15/39	5,000	5,384,550
Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/33	5,000	5,343,750

		$75,017,579

Water and Sewer — 2.6%

California Department of Water Resources, (Central Valley Project), 5.25%, 12/1/35(1)	$10,000	$11,257,600
Charleston, SC, Waterworks and Sewer Revenue, 5.00%, 1/1/35	2,735	3,048,732
Marco Island, FL, Utility System, 5.00%, 10/1/34	1,445	1,517,091
Marco Island, FL, Utility System, 5.00%, 10/1/40	6,325	6,621,389

		$22,444,812

Water Revenue — 2.0%

King County, WA, Sewer Revenue, 5.00%, 1/1/34(1)	$10,000	$10,826,800
Portland, OR, Water System, 5.00%, 5/1/36	5,385	5,975,304

		$16,802,104

Total Tax-Exempt Investments — 169.2%
(identified cost $1,421,021,534)		$1,447,897,810

Other Assets, Less Liabilities — (69.2)%		$(592,193,309)

Net Assets — 100.0%		$855,704,501

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund
XLCA	- XL Capital Assurance, Inc.

At September 30, 2011, the concentration of the Fund’s investments in the various states, determined as a percentage of total investments is as follows:

California	18.1%
Texas	13.6%
Others, representing less than 10% individually	68.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 70.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.0% to 22.4% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).
(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $2,279,781.
(3)	Defaulted bond.
(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See Notes to Financial Statements.

Eaton Vance
California Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 175.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Electric Utilities — 3.1%

Puerto Rico Electric Power Authority, 5.25%, 7/1/29	$3,905	$3,991,261
Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	1,470	1,550,336
Vernon, Electric System Revenue, 5.125%, 8/1/21	2,375	2,387,777

		$7,929,374

General Obligations — 8.7%

California, 5.50%, 11/1/35	$4,600	$4,941,550
Palo Alto, (Election of 2008), 5.00%, 8/1/40(1)	7,020	7,666,191
San Diego Community College District, (Election of 2002), 5.00%, 8/1/32	1,375	1,496,921
San Diego Community College District, (Election of 2006), 5.00%, 8/1/31	2,545	2,779,369
San Francisco Bay Area Rapid Transit District, (Election of 2004), 5.00%, 8/1/35(2)	5,000	5,326,000

		$22,210,031

Hospital — 9.9%

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$2,000	$2,066,800
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	4,745	4,698,926
California Statewide Communities Development Authority, (Cottage Health System), 5.00%, 11/1/40	2,200	2,165,086
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	2,330	2,331,351
California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	3,850	3,883,765
Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	3,950	3,964,220
Washington Township Health Care District, 5.00%, 7/1/32	3,165	3,167,121
Washington Township Health Care District, 5.25%, 7/1/29	3,005	3,005,721

		$25,282,990

Insured – Electric Utilities — 14.9%

Anaheim Public Financing Authority, (Electric System District), (BHAC), (NPFG), 4.50%, 10/1/32(1)	$20,000	$20,395,400
Glendale Electric, (AGC), 5.00%, 2/1/31	2,240	2,375,094
Los Angeles Department of Water and Power, Electric Revenue, (AMBAC), (BHAC), 5.00%, 7/1/26(1)	6,750	7,267,590
Northern California Power Agency, (Hydroelectric), (AGC), 5.00%, 7/1/24	2,000	2,191,520
Sacramento Municipal Utility District, (AGM), 5.00%, 8/15/27	1,000	1,072,900
Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,000	4,716,720

		$38,019,224

Insured – Escrowed / Prerefunded — 9.1%

California Department of Water Resources, (Central Valley Project), (BHAC), (FGIC), Prerefunded to 12/1/12, 5.00%, 12/1/29(1)	$2,105	$2,222,248
California Infrastructure & Economic Development Bank, (Bay Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28, 5.00%, 7/1/36(3)	3,090	3,873,377
Sacramento County Airport System, (AGM), Prerefunded to 7/1/12, 5.00%, 7/1/27(1)	13,940	14,444,627
Ventura County, Community College District, (NPFG), Prerefunded to 8/1/12, 5.00%, 8/1/27	2,650	2,782,606

		$23,322,858

Insured – General Obligations — 19.6%

Antelope Valley Community College District, (Election of 2004), (NPFG), 5.25%, 8/1/39	$4,260	$4,445,438
Burbank Unified School District, (FGIC), (NPFG), 0.00%, 8/1/21	4,135	2,690,562
Chabot – Las Positas, Community College District, (AMBAC), 0.00%, 8/1/32	10,000	2,840,300
Chabot – Las Positas, Community College District, (AMBAC), 0.00%, 8/1/37	9,500	1,970,490
Coast Community College District, (Election of 2002), (AGM), 0.00%, 8/1/34	23,150	5,885,424
El Camino Hospital District, (NPFG), 4.45%, 8/1/36	2,385	2,369,617
Escondido, (Election of 2004), (NPFG), 4.75%, 9/1/36	5,840	5,810,216
Palm Springs Unified School District, (Election of 2008), (AGC), 5.00%, 8/1/33	4,500	4,810,860
San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/22	2,300	1,396,399
San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/23	5,000	2,801,550
San Juan Unified School District, (AGM), 0.00%, 8/1/21	5,630	3,593,516
San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/22	4,840	3,045,425
San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/23	4,365	2,567,537

See Notes to Financial Statements.

Eaton Vance
California Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – General Obligations (continued)

San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/25	$3,955	$2,013,886
San Mateo Union High School District, (FGIC), (NPFG), 0.00%, 9/1/21	5,240	3,394,524
Ventura County, Community College District, (NPFG), 5.00%, 8/1/27	350	362,877

		$49,998,621

Insured – Hospital — 14.8%

California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), (BHAC), 5.00%, 11/15/34	$2,205	$2,253,885
California Health Facilities Financing Authority, (Sutter Health), (BHAC), (NPFG), 5.00%, 8/15/38	4,550	4,551,592
California Health Facilities Financing Authority, (Sutter Health), (BHAC), (NPFG), 5.00%, 8/15/38(1)	14,945	14,950,218
California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 4/1/31(1)	10,000	10,312,600
California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(1)	3,500	3,547,600
California Statewide Communities Development Authority, (Sutter Health), (AMBAC), (BHAC), 5.00%, 11/15/38(1)	2,000	2,043,620

		$37,659,515

Insured – Lease Revenue / Certificates of Participation — 15.4%

California Public Works Board, (California Community College), (FGIC), (NPFG), 4.00%, 10/1/30	$10,160	$8,771,128
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	3,885	5,041,836
San Diego County Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	10,000	10,488,000
San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	1,000	1,004,410
San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	14,000	14,061,740

		$39,367,114

Insured – Other Revenue — 3.0%

Golden State Tobacco Securitization Corp., (AGC), 5.00%, 6/1/45	$7,800	$7,637,682

		$7,637,682

Insured – Private Education — 0.4%

California Educational Facilities Authority, (Pepperdine University), (FGIC), (NPFG), 5.00%, 9/1/33	$1,135	$1,142,911

		$1,142,911

Insured – Public Education — 11.5%

California State University, (AGM), (BHAC), 5.00%, 11/1/39(1)	$8,250	$8,580,247
University of California, (AGM), 4.50%, 5/15/26(1)	3,095	3,180,020
University of California, (AGM), 4.50%, 5/15/28(1)	6,690	6,783,125
University of California, (BHAC), (FGIC), 4.75%, 5/15/37(1)	10,750	10,885,665

		$29,429,057

Insured – Special Tax Revenue — 16.5%

Ceres, Redevelopment Agency Tax, (AMBAC), 4.00%, 11/1/36	$7,765	$5,866,302
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/31	595	429,310
Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	7,240	4,903,290
Pomona, Public Financing Authority, (NPFG), 5.00%, 2/1/33	5,940	5,315,350
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	59,440	4,266,603
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	25,860	3,470,153
San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AGM), 4.25%, 7/1/36(2)	6,080	5,956,455
San Jose Redevelopment Agency, (Merged Area Redevelopment Project), (XLCA), 4.25%, 8/1/36	5,585	3,987,076
Santa Clara Valley Transportation Authority, Sales Tax Revenue, (AMBAC), 5.00%, 4/1/32(1)	7,500	7,895,550

		$42,090,089

Insured – Transportation — 1.8%

San Joaquin Hills, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	$3,445	$754,111
San Jose, Airport Revenue, (AMBAC), 5.00%, 3/1/33	1,885	1,896,913
San Jose, Airport Revenue, (AMBAC), 5.00%, 3/1/37	2,040	2,048,078

		$4,699,102

Insured – Water Revenue — 23.6%

California Department of Water Resources, (Central Valley Project), (BHAC), (FGIC), 5.00%, 12/1/29(1)	$5,895	$6,126,732
Calleguas Las Virgines Public Financing Authority, (Municipal Water District), (BHAC), (FGIC), 4.75%, 7/1/37(1)	7,000	7,186,690
Contra Costa, Water District, (AGM), 4.50%, 10/1/31(1)	5,500	5,501,100
East Bay Municipal Utility District, Water System Revenue, (AGM), (FGIC), 5.00%, 6/1/32	345	368,550

See Notes to Financial Statements.

Eaton Vance
California Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Water Revenue (continued)

East Bay Municipal Utility District, Water System Revenue, (FGIC), (NPFG), 5.00%, 6/1/32(1)	$6,500	$6,943,690
Los Angeles Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	7,750	7,799,833
Metropolitan Water District Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	10,000	10,238,000
Riverside, Water Revenue, (AGM), 5.00%, 10/1/38	1,595	1,680,125
San Luis Obispo County, (Nacimiento Water Project), (BHAC), (NPFG), 5.00%, 9/1/38	5,000	5,254,350
San Luis Obispo County, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	5,760	5,645,606
Santa Clara Valley Water District, (AGM), 3.75%, 6/1/28	3,455	3,402,622

		$60,147,298

Private Education — 15.1%

California Educational Facilities Authority, (California Institute of Technology), 5.00%, 11/1/39	$290	$317,936
California Educational Facilities Authority, (California Institute of Technology), 5.00%, 11/1/39(1)	10,000	10,963,300
California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/27	2,680	2,892,149
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	550	590,529
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	940	997,359
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/30	1,375	1,414,724
California Educational Facilities Authority, (Santa Clara University), 5.00%, 2/1/29	3,630	3,934,521
California Educational Facilities Authority, (University of San Francisco), 6.125%, 10/1/36	650	731,256
California Educational Facilities Authority, (University of Southern California), 5.25%, 10/1/39	6,200	6,802,144
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/31(4)	1,175	1,220,461
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/35(4)	800	821,872
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/26(4)	2,270	2,471,758
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27(4)	2,395	2,577,379
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28(4)	2,520	2,699,197

		$38,434,585

Transportation — 7.7%

Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), 5.25%, 4/1/29	$140	$153,000
Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), 5.25%, 4/1/29(1)	6,500	7,103,590
Long Beach, Harbor Revenue, 5.00%, 5/15/27	1,960	2,174,855
Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(1)	7,500	8,005,575
San Francisco City and County Airport Commission, (San Francisco International Airport), 5.00%, 5/1/35	2,190	2,288,616

		$19,725,636

Total Tax-Exempt Investments — 175.1%
(identified cost $443,162,170)		$447,096,087

Other Assets, Less Liabilities — (75.1)%		$(191,801,767)

Net Assets — 100.0%		$255,294,320

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 74.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 32.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(4)	When-issued security.

See Notes to Financial Statements.

Eaton Vance
New York Municipal Bond Fund

September 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 165.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 5.0%

New York Environmental Facilities Corp., 5.00%, 10/15/39(1)	$3,360	$3,650,405
New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 10/15/35	50	54,404
New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 10/15/35(2)	6,100	6,637,349

		$10,342,158

Escrowed / Prerefunded — 0.2%

New York, Prerefunded to 1/15/13, 5.25%, 1/15/33	$300	$319,089

		$319,089

General Obligations — 7.4%

Long Beach City School District, 4.50%, 5/1/26	$4,715	$5,027,699
New York, 5.00%, 2/15/34(2)	7,250	8,017,847
New York, 5.25%, 1/15/33	200	203,066
New York, 5.25%, 1/15/33(2)	1,250	1,269,163
Peekskill, 5.00%, 6/1/35	465	499,136
Peekskill, 5.00%, 6/1/36	490	524,775

		$15,541,686

Hospital — 2.0%

New York Dormitory Authority, (Highland Hospital of Rochester), 5.00%, 7/1/26	$620	$646,052
New York Dormitory Authority, (Highland Hospital of Rochester), 5.20%, 7/1/32	820	847,593
New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	640	648,359
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 5.00%, 5/1/26	2,055	2,104,669

		$4,246,673

Housing — 1.2%

New York Housing Development Corp., 4.95%, 11/1/39	$2,500	$2,558,950

		$2,558,950

Industrial Development Revenue — 1.0%

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$500	$515,230
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,440	1,533,240

		$2,048,470

Insured – Electric Utilities — 6.7%

Long Island Power Authority, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,000	$5,612,250
Long Island Power Authority, Electric System Revenue, (NPFG), 4.25%, 5/1/33	1,060	1,019,222
New York Power Authority, (BHAC), (NPFG), 4.50%, 11/15/47(2)	7,210	7,357,444

		$13,988,916

Insured – Escrowed / Prerefunded — 3.4%

New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/26	$1,645	$1,047,174
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/27	2,485	1,505,910
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	8,615	4,440,860

		$6,993,944

Insured – General Obligations — 12.0%

Brentwood Union Free School District, (AGC), 4.75%, 11/15/23	$2,290	$2,633,981
Brentwood Union Free School District, (AGC), 5.00%, 11/15/24	2,390	2,771,157
East Northport Fire District, (AGC), 4.50%, 11/1/20	200	235,932
East Northport Fire District, (AGC), 4.50%, 11/1/21	200	233,670
East Northport Fire District, (AGC), 4.50%, 11/1/22	200	232,090
East Northport Fire District, (AGC), 4.50%, 11/1/23	200	229,504
Eastchester Union Free School District, (AGM), 3.50%, 6/15/20	245	263,554
Eastchester Union Free School District, (AGM), 3.75%, 6/15/21	255	274,714
Eastchester Union Free School District, (AGM), 4.00%, 6/15/23	175	188,389
Freeport, (AGC), 5.00%, 10/15/20	185	220,881
Freeport, (AGC), 5.00%, 10/15/21	195	230,129
Freeport Union Free School District, (AGC), 4.00%, 4/1/23	750	807,698
Freeport Union Free School District, (AGC), 4.00%, 4/1/24	870	929,169
Hauppauge Union Free School District, (AGC), 4.00%, 7/15/24	940	1,005,114
Hoosic Valley Central School District, (AGC), 4.00%, 6/15/23	1,110	1,197,024
Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	820	884,304
Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24(3)	860	925,971
New York, (AGM), 5.00%, 4/1/22	2,250	2,498,985

See Notes to Financial Statements.

Eaton Vance
New York Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – General Obligations (continued)

New York Dormitory Authority, (School Districts Financing Program), (NPFG), 5.00%, 10/1/30	$1,750	$1,765,925
Oneida County, (AGC), 4.00%, 4/15/22	645	694,884
Syracuse, (AGC), 5.00%, 6/15/19	1,065	1,258,031
Wantagh Union Free School District, (AGC), 4.50%, 11/15/19	785	894,186
Wantagh Union Free School District, (AGC), 4.50%, 11/15/20	825	929,932
Wantagh Union Free School District, (AGC), 4.75%, 11/15/22	905	1,015,093
Wantagh Union Free School District, (AGC), 4.75%, 11/15/23	950	1,060,371
William Floyd Union Free School District, (AGC), 4.00%, 12/15/24	1,590	1,687,562

		$25,068,250

Insured – Hospital — 9.2%

New York Dormitory Authority, (Hudson Valley Hospital Center), (AGM), (BHAC), 5.00%, 8/15/36	$4,355	$4,572,663
New York Dormitory Authority, (Maimonides Medical Center), (NPFG), 5.00%, 8/1/33	4,305	4,379,218
New York Dormitory Authority, (New York and Presbyterian Hospital), (AGM), (BHAC), (FHA), 5.25%, 2/15/31(2)	10,000	10,362,000

		$19,313,881

Insured – Housing — 1.2%

New York Housing Development Corp., (FGIC), (NPFG), 5.00%, 7/1/25(3)	$2,350	$2,471,566

		$2,471,566

Insured – Lease Revenue / Certificates of Participation — 2.0%

Hudson Yards Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$4,585	$4,209,718

		$4,209,718

Insured – Other Revenue — 8.6%

New York City Cultural Resource Trust, (American Museum of Natural History), (NPFG), 5.00%, 7/1/44	$2,055	$2,104,443
New York City Cultural Resource Trust, (Museum of Modern Art), (AMBAC), (BHAC), 5.125%, 7/1/31(2)	4,250	4,358,800
New York City Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	7,385	7,088,788
New York City Transitional Finance Authority, (BHAC), 5.50%, 7/15/38	4,050	4,462,331

		$18,014,362

Insured – Private Education — 20.3%

Madison County Industrial Development Agency, (Colgate University), (NPFG), 5.00%, 7/1/39	$4,000	$4,106,720
New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	3,280	3,427,797
New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38(2)	10,750	11,461,865
New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	725	726,943
New York Dormitory Authority, (Pratt Institute), (AGC), 5.00%, 7/1/34	1,555	1,639,125
New York Dormitory Authority, (Pratt Institute), (AGC), 5.125%, 7/1/39	2,405	2,548,314
New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	3,750	3,865,012
New York Dormitory Authority, (State University), (BHAC), 5.00%, 7/1/38(2)	8,500	9,062,870
Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/34	5,555	1,875,757
Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/36	8,455	2,573,956
Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/37	4,000	1,151,280

		$42,439,639

Insured – Public Education — 1.4%

New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$925	$981,471
New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,750	1,935,220

		$2,916,691

Insured – Solid Waste — 1.9%

Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,490	$1,100,797
Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	1,090	723,117
Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	3,635	2,148,249

		$3,972,163

Insured – Special Tax Revenue — 14.3%

Metropolitan Transportation Authority, (AGM), 5.00%, 11/15/32(2)	$14,560	$15,121,141
New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	2,930	2,883,618
New York State Housing Finance Agency, (AGM), 5.00%, 3/15/37	2,415	2,549,830
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	3,000	568,650

See Notes to Financial Statements.

Eaton Vance
New York Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Special Tax Revenue (continued)

Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/32	$4,000	$1,029,520
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	18,180	2,439,574
Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29	850	910,486
Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/32	4,185	4,453,133

		$29,955,952

Insured – Transportation — 9.8%

New York Thruway Authority, (AMBAC), 5.50%, 4/1/20	$2,175	$2,670,704
Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/24(2)	5,600	6,172,988
Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/33(2)	11,000	11,733,480

		$20,577,172

Insured – Water and Sewer — 7.3%

Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.125%, 11/1/23	$300	$337,602
Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.375%, 11/1/28	3,835	4,256,006
New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), (BHAC), 5.00%, 6/15/38(2)	6,500	6,619,405
New York City Municipal Water Finance Authority, (Water and Sewer System), (BHAC), (NPFG), 5.125%, 6/15/34	4,000	4,102,480

		$15,315,493

Insured – Water Revenue — 0.7%

Suffolk County Water Authority, (NPFG), 4.50%, 6/1/25	$1,475	$1,533,823

		$1,533,823

Lease Revenue / Certificates of Participation — 1.0%

Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$2,000	$2,050,580

		$2,050,580

Other Revenue — 3.3%

Battery Park City Authority, 5.00%, 11/1/34	$4,925	$5,395,830
Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	4,900	1,532,475

		$6,928,305

Private Education — 27.2%

Hempstead Town Local Development Corp., (Adelphi University Project), 4.50%, 6/1/19	$715	$793,393
Hempstead Town Local Development Corp., (Adelphi University Project), 5.00%, 6/1/20	760	863,565
Hempstead Town Local Development Corp., (Adelphi University Project), 5.00%, 6/1/21	950	1,078,430
Hempstead Town Local Development Corp., (Adelphi University Project), 5.00%, 6/1/31	800	832,624
Hempstead Town Local Development Corp., (Adelphi University Project), 5.00%, 6/1/32	300	311,280
Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	1,630	1,663,464
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39	240	256,445
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/39(2)	10,000	10,685,200
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41(2)	10,000	11,233,800
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37	20	21,936
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/37(2)	5,700	6,251,646
New York Dormitory Authority, (New York University), 5.00%, 7/1/39(2)	10,000	10,656,900
New York Dormitory Authority, (Rochester Institute of Technology), 5.00%, 7/1/40	2,000	2,112,300
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	15	16,256
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(2)	2,700	2,926,017
New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/26	1,175	1,295,496
New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/30	250	272,590
New York Dormitory Authority, (The New School), 5.50%, 7/1/40	5,250	5,635,822

		$56,907,164

Special Tax Revenue — 8.2%

New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/35(2)	$10,000	$10,865,600
New York City Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(2)(4)	1,000	1,139,030
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/33	1,500	1,647,495
New York Local Government Assistance Corp., 5.00%, 4/1/23	1,300	1,512,394
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/32	1,765	1,880,572

		$17,045,091

See Notes to Financial Statements.

Eaton Vance
New York Municipal Bond Fund

September 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Transportation — 9.1%

Metropolitan Transportation Authority, 5.25%, 11/15/38	$3,430	$3,664,509
Nassau County Bridge Authority, 5.00%, 10/1/35	1,565	1,682,954
Nassau County Bridge Authority, 5.00%, 10/1/40	300	318,183
New York Thruway Authority, 5.00%, 4/1/26	2,370	2,661,913
Triborough Bridge and Tunnel Authority, 5.00%, 11/15/38(2)	10,000	10,642,900

		$18,970,459

Water Revenue — 1.0%

Albany Municipal Water Finance Authority, 5.00%, 12/1/21	$500	$594,405
Albany Municipal Water Finance Authority, 5.00%, 12/1/26	755	854,275
Albany Municipal Water Finance Authority, 5.00%, 12/1/29	500	554,870

		$2,003,550

Total Tax-Exempt Investments — 165.4%
(identified cost $326,453,706)		$345,733,745

Other Assets, Less Liabilities — (65.4)%		$(136,730,567)

Net Assets — 100.0%		$209,003,178

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
FHA	- Federal Housing Administration
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 59.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.0% to 21.0% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. The aggregate value of such collateral is $922,499.

(4)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $389,030.

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Assets and Liabilities

	September 30, 2011

Assets	Municipal Fund	California Fund	New York Fund

Investments —
Identified cost	$1,421,021,534	$443,162,170	$326,453,706
Unrealized appreciation	26,876,276	3,933,917	19,280,039

Investments, at value	$1,447,897,810	$447,096,087	$345,733,745

Cash	$4,416,235	$6,808,478	$4,714,621
Interest receivable	18,422,344	5,817,574	4,439,133
Receivable for investments sold	826,330	3,433,419	130,464
Receivable from the transfer agent	—	29,491	39,589
Deferred debt issuance costs	1,156,574	292,767	103,003
Miscellaneous receivable	614,666	—	—

Total assets	$1,473,333,959	$463,477,816	$355,160,555

Liabilities

Payable for floating rate notes issued	$611,885,000	$197,490,000	$144,160,000
Payable for when-issued securities	—	9,789,166	—
Payable for variation margin on open financial futures contracts	21,078	124,938	10,938
Payable for open swap contracts	3,525,400	—	1,445,414
Payable to affiliates:
Investment adviser fee	776,894	239,140	187,317
Interest expense and fees payable	1,214,140	417,259	233,062
Accrued expenses	206,946	122,993	120,646

Total liabilities	$617,629,458	$208,183,496	$146,157,377

Net Assets	$855,704,501	$255,294,320	$209,003,178

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$681,098	$217,470	$158,711
Additional paid-in capital	957,747,487	306,615,592	223,619,964
Accumulated net realized loss	(128,489,839)	(55,271,034)	(33,115,318)
Accumulated undistributed net investment income	2,673,223	1,370,924	608,504
Net unrealized appreciation	23,092,532	2,361,368	17,731,317

Net Assets	$855,704,501	$255,294,320	$209,003,178

Common Shares Outstanding	68,109,764	21,746,954	15,871,093

Net Asset Value

Net assets ÷ common shares issued and outstanding	$12.56	$11.74	$13.17

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Operations

	Year Ended September 30, 2011

Investment Income	Municipal Fund	California Fund	New York Fund

Interest	$74,132,295	$22,223,827	$16,416,389

Total investment income	$74,132,295	$22,223,827	$16,416,389

Expenses

Investment adviser fee	$9,154,257	$2,840,479	$2,216,109
Trustees’ fees and expenses	45,103	14,370	11,326
Custodian fee	308,190	180,464	153,375
Transfer and dividend disbursing agent fees	22,844	19,799	20,666
Legal and accounting services	262,715	330,653	297,073
Printing and postage	100,580	29,772	28,484
Interest expense and fees	4,414,912	1,378,739	1,024,390
Miscellaneous	55,904	22,542	30,469

Total expenses	$14,364,505	$4,816,818	$3,781,892

Deduct —
Reduction of custodian fee	$8,146	$2,448	$4,242

Total expense reductions	$8,146	$2,448	$4,242

Net expenses	$14,356,359	$4,814,370	$3,777,650

Net investment income	$59,775,936	$17,409,457	$12,638,739

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(27,213,571)	$(9,055,676)	$(6,765,984)
Extinguishment of debt	(182,724)	(31,298)	(62,840)
Financial futures contracts	(3,122,289)	(8,270,534)	(621,040)
Swap contracts	(4,684,579)	—	(1,544,722)

Net realized loss	$(35,203,163)	$(17,357,508)	$(8,994,586)

Change in unrealized appreciation (depreciation) —
Investments	$5,945,585	$1,125,028	$3,984,386
Financial futures contracts	(258,344)	(1,667,696)	(136,345)
Swap contracts	(3,057,016)	—	(1,326,436)

Net change in unrealized appreciation (depreciation)	$2,630,225	$(542,668)	$2,521,605

Net realized and unrealized loss	$(32,572,938)	$(17,900,176)	$(6,472,981)

Net increase (decrease) in net assets from operations	$27,202,998	$(490,719)	$6,165,758

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Changes in Net Assets

	Year Ended September 30, 2011

Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —
Net investment income	$59,775,936	$17,409,457	$12,638,739
Net realized loss from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(35,203,163)	(17,357,508)	(8,994,586)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	2,630,225	(542,668)	2,521,605

Net increase (decrease) in net assets from operations	$27,202,998	$(490,719)	$6,165,758

Distributions to common shareholders —
From net investment income	$(62,345,602)	$(18,450,457)	$(13,072,034)

Total distributions to common shareholders	$(62,345,602)	$(18,450,457)	$(13,072,034)

Capital share transactions —
Reinvestment of distributions to common shareholders	$1,307,692	$321,761	$456,451

Net increase in net assets from capital share transactions	$1,307,692	$321,761	$456,451

Net decrease in net assets	$(33,834,912)	$(18,619,415)	$(6,449,825)

Net Assets

At beginning of year	$889,539,413	$273,913,735	$215,453,003

At end of year	$855,704,501	$255,294,320	$209,003,178

Accumulated undistributed net investment income included in net assets

At end of year	$2,673,223	$1,370,924	$608,504

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2010

Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —
Net investment income	$59,651,745	$18,386,371	$13,143,911
Net realized loss from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(15,732,489)	(8,209,276)	(5,964,128)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	11,888,406	988,851	5,323,020

Net increase in net assets from operations	$55,807,662	$11,165,946	$12,502,803

Distributions to common shareholders —
From net investment income	$(61,758,399)	$(18,353,136)	$(12,961,298)

Total distributions to common shareholders	$(61,758,399)	$(18,353,136)	$(12,961,298)

Capital share transactions —
Reinvestment of distributions to common shareholders	$2,099,016	$358,334	$608,000

Net increase in net assets from capital share transactions	$2,099,016	$358,334	$608,000

Net increase (decrease) in net assets	$(3,851,721)	$(6,828,856)	$149,505

Net Assets

At beginning of year	$893,391,134	$280,742,591	$215,303,498

At end of year	$889,539,413	$273,913,735	$215,453,003

Accumulated undistributed net investment income included in net assets

At end of year	$7,614,534	$2,440,120	$1,291,746

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Statements of Cash Flows

	Year Ended September 30, 2011

Cash Flows From Operating Activities	Municipal Fund	California Fund	New York Fund

Net increase (decrease) in net assets from operations	$27,202,998	$(490,719)	$6,165,758
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Investments purchased	(248,041,477)	(91,669,215)	(95,232,787)
Investments sold	281,271,441	102,347,765	102,617,257
Net amortization/accretion of premium (discount)	(11,340,069)	(2,752,242)	(1,335,101)
Amortization of deferred debt issuance costs	174,353	58,749	61,959
Increase in interest receivable	(723,818)	(209,369)	(131,122)
Decrease (increase) in receivable for investments sold	4,767,549	(3,433,419)	(77,886)
Decrease in receivable from the transfer agent	150,035	568	3,963
Increase in miscellaneous receivable	(614,666)	—	—
Decrease in payable for investments purchased	(6,022,460)	—	—
Increase in payable for when-issued securities	—	9,789,166	—
Increase in payable for variation margin on open financial futures contracts	21,078	115,938	7,813
Increase in payable for open swap contracts	3,057,016	—	1,326,436
Decrease in payable to affiliate for investment adviser fee	(26,405)	(11,466)	(4,210)
Decrease in interest expense and fees payable	(119,437)	(134,582)	(39,473)
Decrease in accrued expenses	(132,644)	(40,663)	(20,682)
Net change in unrealized (appreciation) depreciation from investments	(5,945,585)	(1,125,028)	(3,984,386)
Net realized loss from investments	27,213,571	9,055,676	6,765,984
Net realized loss on extinguishment of debt	182,724	31,298	62,840

Net cash provided by operating activities	$71,074,204	$21,532,457	$16,186,363

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(61,037,910)	$(18,128,696)	$(12,615,583)
Proceeds from secured borrowings	89,590,000	66,870,000	68,500,000
Repayment of secured borrowings	(94,315,000)	(65,905,000)	(66,565,000)
Decrease in due to custodian	(895,059)	—	(791,159)

Net cash used in financing activities	$(66,657,969)	$(17,163,696)	$(11,471,742)

Net increase in cash	$4,416,235	$4,368,761	$4,714,621

Cash at beginning of year	$—	$2,439,717	$—

Cash at end of year	$4,416,235	$6,808,478	$4,714,621

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,307,692	$321,761	$456,451
Cash paid for interest and fees	4,359,996	1,454,572	1,001,904

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights

	Municipal Fund

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$13.080	$13.170	$11.080	$15.100	$15.910

Income (Loss) From Operations

Net investment income(1)	$0.878	$0.878	$0.846	$0.959	$1.050
Net realized and unrealized gain (loss)	(0.482)	(0.059)	2.051	(3.797)	(0.419)
Distributions to preferred shareholders
From net investment income	—	—	—	(0.171)	(0.225)
From net realized gain	—	—	—	(0.051)	(0.113)

Total income (loss) from operations	$0.396	$0.819	$2.897	$(3.060)	$0.293

Less Distributions to Common Shareholders

From net investment income	$(0.916)	$(0.909)	$(0.807)	$(0.773)	$(0.771)
From net realized gain	—	—	—	(0.187)	(0.332)

Total distributions to common shareholders	$(0.916)	$(0.909)	$(0.807)	$(0.960)	$(1.103)

Net asset value — End of year (Common shares)	$12.560	$13.080	$13.170	$11.080	$15.100

Market value — End of year (Common shares)	$12.350	$13.900	$13.160	$11.140	$15.310

Total Investment Return on Net Asset Value(2)	3.89%	6.77%	28.15%	(21.24)%	1.87%

Total Investment Return on Market Value(2)	(3.87)%	13.55%	27.36%	(21.90)%	7.97%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$855,705	$889,539	$893,391	$719,392	$977,406
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.25%	1.12%	1.04%	0.89%	0.79%
Interest and fee expense(4)	0.56%	0.54%	1.33%	0.59%	—
Total expenses before custodian fee reduction	1.81%	1.66%	2.37%	1.48%	0.79%
Expenses after custodian fee reduction excluding interest and fees	1.25%	1.12%	1.04%	0.86%	0.78%
Net investment income	7.54%	7.04%	7.94%	6.94%	6.76%
Portfolio Turnover	18%	18%	19%	54%	39%

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued

	California Fund

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$12.610	$12.940	$11.310	$15.000	$15.280

Income (Loss) From Operations

Net investment income(1)	$0.801	$0.847	$0.827	$0.930	$1.024
Net realized and unrealized gain (loss)	(0.822)	(0.331)	1.570	(3.418)	(0.269)
Distributions to preferred shareholders
From net investment income	—	—	—	(0.153)	(0.296)
From net realized gain	—	—	—	(0.094)	—

Total income (loss) from operations	$(0.021)	$0.516	$2.397	$(2.735)	$0.459

Less Distributions to Common Shareholders

From net investment income	$(0.849)	$(0.846)	$(0.767)	$(0.724)	$(0.739)
From net realized gain	—	—	—	(0.231)	—

Total distributions to common shareholders	$(0.849)	$(0.846)	$(0.767)	$(0.955)	$(0.739)

Net asset value — End of year (Common shares)	$11.740	$12.610	$12.940	$11.310	$15.000

Market value — End of year (Common shares)	$12.270	$13.300	$12.970	$11.090	$14.720

Total Investment Return on Net Asset Value(2)	0.48%	4.53%	22.99%	(19.08)%	3.10%

Total Investment Return on Market Value(2)	(0.43)%	10.00%	25.72%	(19.15)%	4.18%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$255,294	$273,914	$280,743	$245,011	$324,508
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.42%	1.16%	1.06%	0.95%	0.81%
Interest and fee expense(4)	0.57%	0.56%	1.28%	0.51%	—
Total expenses before custodian fee reduction	1.99%	1.72%	2.34%	1.46%	0.81%
Expenses after custodian fee reduction excluding interest and fees	1.42%	1.16%	1.04%	0.92%	0.81%
Net investment income	7.20%	7.01%	7.64%	6.74%	6.73%
Portfolio Turnover	21%	11%	8%	39%	27%

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Financial Highlights — continued

	New York Fund

	Year Ended September 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$13.610	$13.640	$11.650	$14.800	$15.140

Income (Loss) From Operations

Net investment income(1)	$0.797	$0.831	$0.790	$0.923	$1.012
Net realized and unrealized gain (loss)	(0.412)	(0.041)	1.934	(3.152)	(0.335)
Distributions to preferred shareholders
From net investment income	—	—	—	(0.215)	(0.302)

Total income (loss) from operations	$0.385	$0.790	$2.724	$(2.444)	$0.375

Less Distributions to Common Shareholders

From net investment income	$(0.825)	$(0.820)	$(0.734)	$(0.706)	$(0.715)

Total distributions to common shareholders	$(0.825)	$(0.820)	$(0.734)	$(0.706)	$(0.715)

Net asset value — End of year (Common shares)	$13.170	$13.610	$13.640	$11.650	$14.800

Market value — End of year (Common shares)	$13.450	$14.010	$14.120	$10.980	$14.500

Total Investment Return on Net Asset Value(2)	3.37%	6.16%	24.78%	(17.07)%	2.59%

Total Investment Return on Market Value(2)	2.56%	5.56%	37.06%	(20.22)%	3.87%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$209,003	$215,453	$215,303	$183,643	$232,624
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.39%	1.12%	1.04%	0.99%	0.86%
Interest and fee expense(4)	0.52%	0.55%	1.34%	0.55%	—
Total expenses before custodian fee reduction	1.91%	1.67%	2.38%	1.54%	0.86%
Expenses after custodian fee reduction excluding interest and fees	1.39%	1.12%	1.03%	0.95%	0.85%
Net investment income	6.37%	6.30%	6.83%	6.63%	6.72%
Portfolio Turnover	29%	11%	21%	48%	28%

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. The Funds seek to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2011, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Expiration Date	Municipal Fund	California Fund	New York Fund

September 30, 2012	$314,751	$—	$—
September 30, 2013	—	—	125,998
September 30, 2015	31,250	—	—
September 30, 2016	6,857,645	533,889	—
September 30, 2017	18,034,628	4,562,453	7,946,914
September 30, 2018	56,183,712	23,169,615	8,909,352
September 30, 2019	16,458,561	7,665,268	6,463,209

	$97,880,547	$35,931,225	$23,445,473

In addition, such capital loss carryforwards cannot be utilized prior to the utilization of new capital losses, if any, created after September 30, 2011.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Additionally, at September 30, 2011, the Municipal Fund, California Fund and New York Fund had net capital losses of $37,513,142, $19,463,688 and $8,695,243, respectively, attributable to security transactions incurred after October 31, 2010. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2012.

As of September 30, 2011, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service.

D Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

E Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At September 30, 2011, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Municipal Fund	California Fund	New York Fund

Floating Rate Notes Outstanding	$611,885,000	$197,490,000	$144,160,000
Interest Rate or Range of Interest Rates (%)	0.16 - 0.46	0.16 - 0.17	0.14 - 0.17
Collateral for Floating Rate Notes Outstanding	$679,032,250	$214,592,951	$162,575,445

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

For the year ended September 30, 2011, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were as follows:

	Municipal Fund	California Fund	New York Fund

Average Floating Rate Notes Outstanding	$614,331,932	$196,018,411	$143,054,699
Average Interest Rate	0.72%	0.70%	0.72%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2011.

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended September 30, 2011 and September 30, 2010 was as follows:

Year Ended September 30, 2011	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$62,334,562	$18,365,683	$13,057,383
Ordinary income	11,040	84,774	14,651

Year Ended September 30, 2010	Municipal Fund	California Fund	New York Fund

Distributions declared from:
Tax-exempt income	$61,651,650	$18,342,429	$12,958,618
Ordinary income	106,749	10,707	2,680

During the year ended September 30, 2011, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount:

	Municipal Fund	California Fund	New York Fund

Change in:
Accumulated net realized loss	$2,371,645	$28,196	$249,947
Accumulated undistributed net investment income	$(2,371,645)	$(28,196)	$(249,947)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Municipal Fund	California Fund	New York Fund

Undistributed tax-exempt income	$2,673,223	$1,370,924	$608,504
Capital loss carryforward and post October losses	$(135,393,689)	$(55,394,913)	$(32,140,716)
Net unrealized appreciation	$29,996,382	$2,485,247	$16,756,715

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, residual interest bonds, futures contracts and accretion of market discount.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.65% of each Fund’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. EVM also serves as the administrator of each Fund, but receives no compensation. For the year ended September 30, 2011, the investment adviser fees were as follows:

	Municipal Fund	California Fund	New York Fund

Investment Adviser Fee	$9,154,257	$2,840,479	$2,216,109

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

Except for Trustees of the Funds who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2011 were as follows:

	Municipal Fund	California Fund	New York Fund

Purchases	$248,041,477	$91,669,215	$95,232,787
Sales	$281,271,441	$102,347,765	$102,617,257

5 Common Shares of Beneficial Interest

Common shares issued pursuant to the Funds’ dividend reinvestment plan for the years ended September 30, 2011 and September 30, 2010 were as follows:

	Municipal Fund	California Fund	New York Fund

Year Ended September 30, 2011	114,120	29,025	36,395
Year Ended September 30, 2010	167,055	29,357	45,987

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2011, as determined on a federal income tax basis, were as follows:

	Municipal Fund	California Fund	New York Fund

Aggregate cost	$802,491,028	$247,120,840	$183,371,616

Gross unrealized appreciation	$84,352,536	$16,256,195	$20,109,950
Gross unrealized depreciation	(50,830,754)	(13,770,948)	(1,907,821)

Net unrealized appreciation	$33,521,782	$2,485,247	$18,202,129

7 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at September 30, 2011 is as follows:

Futures Contracts
						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation

Municipal	12/11	47 U.S. 10-Year Treasury Note	Short	$(6,067,289)	$(6,114,406)	$(47,117)
	12/11	30 U.S. 30-Year Treasury Bond	Short	$(4,067,523)	$(4,278,750)	$(211,227)

California	12/11	200 U.S. 10-Year Treasury Note	Short	$(25,812,134)	$(26,018,750)	$(206,616)
	12/11	194 U.S. 30-Year Treasury Bond	Short	$(26,303,317)	$(27,669,250)	$(1,365,933)

New York	12/11	100 U.S. 10-Year Treasury Note	Short	$(12,906,067)	$(13,009,375)	$(103,308)

Interest Rate Swaps
Municipal Fund
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$30,000,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(3,525,400)

New York Fund
		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

Bank of America	$12,300,000	3.256%	3-month USD-LIBOR-BBA	November 11, 2011/ November 11, 2041	$(1,445,414)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2011, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Municipal Fund and New York Fund entered into interest rate swap contracts. The Funds also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At September 30, 2011, the fair value of interest rate swaps with credit-related contingent features in a net liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at September 30, 2011 is disclosed in a note to each Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which a Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At September 30, 2011, the maximum amount of loss the Funds would incur due to counterparty risk was equal to the fair value of the asset derivative related to interest rate swaps, which was none for each respective Fund. Counterparties may be required to

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of a Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2011 were as follows:

	Municipal Fund		California Fund		New York Fund

Liability Derivative:
Futures Contracts	$(258,344	)(1)	$(1,572,549	)(1)	$(103,308	)(1)
Interest Rate Swaps	(3,525,400	)(2)	—		(1,445,414	)(2)

Total	$(3,783,744)		$(1,572,549)		$(1,548,722)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2011 was as follows:

	Municipal Fund	California Fund	New York Fund

Realized Gain (Loss) on Derivatives Recognized in Income(1)	$(7,806,868)	$(8,270,534)	$(2,165,762)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)	$(3,315,360)	$(1,667,696)	$(1,462,781)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended September 30, 2011, which are indicative of the volume of these derivative types, were approximately as follows:

	Municipal Fund	California Fund	New York Fund

Average Notional Amount:
Futures Contracts	$10,554,000	$39,208,000	$8,462,000
Interest Rate Swaps	$46,521,000	$—	$16,224,000

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Notes to Financial Statements — continued

At September 30, 2011, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Municipal Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$1,447,897,810	$—	$1,447,897,810

Total Investments	$—	$1,447,897,810	$—	$1,447,897,810

Liability Description

Futures Contracts	$(258,344)	$—	$—	$(258,344)
Interest Rate Swaps	—	(3,525,400)	—	(3,525,400)

Total	$(258,344)	$(3,525,400)	$—	$(3,783,744)

California Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$447,096,087	$—	$447,096,087

Total Investments	$—	$447,096,087	$—	$447,096,087

Liability Description

Futures Contracts	$(1,572,549)	$—	$—	$(1,572,549)

Total	$(1,572,549)	$—	$—	$(1,572,549)

New York Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$345,733,745	$—	$345,733,745

Total Investments	$—	$345,733,745	$—	$345,733,745

Liability Description

Futures Contracts	$(103,308)	$—	$—	$(103,308)
Interest Rate Swaps	—	(1,445,414)	—	(1,445,414)

Total	$(103,308)	$(1,445,414)	$—	$(1,548,722)

The Funds held no investments or other financial instruments as of September 30, 2010 whose fair value was determined using Level 3 inputs. At September 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

9 Other Matters

In May 2010, the Municipal Fund received a demand letter from a law firm on behalf of a putative common shareholder. The demand letter alleged that Eaton Vance Management and the Trustees and officers of the Municipal Fund breached their fiduciary duty to such Fund in connection with redemption by such Fund of its auction preferred securities following the collapse of auction markets in February 2008. The letter demanded that the Board of Trustees of the Municipal Fund take certain action to remedy those alleged breaches. In August 2010, following a thorough investigation conducted by the independent Trustees of the Municipal Fund, the Board of Trustees of such Fund (including all of the independent Trustees) rejected the demands set forth in the demand letter. Substantially similar demand letters were received by the New York Fund in September 2010 and the California Fund in October 2010. In December, 2010, following a thorough investigation conducted by the independent Trustees of the New York Fund and California Fund, the Board of Trustees of such Funds (including all of the independent Trustees) rejected the demands set forth in the demand letters. To date, a shareholder derivative action has not been filed.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund (collectively, the “Funds”), including the portfolios of investments, as of September 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund as of September 30, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 16, 2011

Eaton Vance
Municipal Bond Funds

September 30, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

Municipal Bond Fund	99.98%
California Municipal Bond Fund	99.54%
New York Municipal Bond Fund	99.89%

Eaton Vance
Municipal Bond Funds

September 30, 2011

Annual Meeting of Shareholders (Unaudited)

The Funds held their Annual Meeting of Shareholders on July 22, 2011. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman and Helen Frame Peters as Class III Trustees of each Fund for a term expiring in 2014 and Benjamin C. Esty as Class II Trustee of each Fund for a term expiring in 2013.

	Nominee for Class III Trustee	Nominee for Class III Trustee	Nominee for Class II Trustee
	Elected by All Shareholders:	Elected by All Shareholders:	Elected by All Shareholders:
	Ronald A. Pearlman	Helen Frame Peters	Benjamin C. Esty

Municipal Fund
For	62,379,989	62,540,275	62,610,979
Withheld	2,031,898	1,871,612	1,800,908
California Fund
For	19,733,380	19,856,933	19,859,883
Withheld	779,572	656,019	653,069
New York Fund
For	14,217,756	14,341,752	14,267,649
Withheld	906,666	782,670	856,773

Eaton Vance
Municipal Bond Funds

September 30, 2011

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that each Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by each Fund. Plan participants will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Bond Funds
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of September 30, 2011, Fund records indicate that there are 687, 132 and 133 registered shareholders for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively, and approximately 25,330, 5,774 and 5,503 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbols
Municipal Bond Fund	EIM
California Municipal Bond Fund	EVM
New York Municipal Bond Fund	ENX

Eaton Vance
Municipal Bond Funds

September 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Board of Trustees’ Contract Approval — continued

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance Municipal Bond Fund
•	Eaton Vance California Municipal Bond Fund
•	Eaton Vance New York Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement for each Fund.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices and, where relevant, a peer group of similarly managed funds. The Board reviewed comparative performance data for

Eaton Vance
Municipal Bond Funds

September 30, 2011

Board of Trustees’ Contract Approval — continued

the one-, three-, five- and ten-year periods ended September 30, 2010 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s efforts to generate reasonably stable levels of tax exempt current income over time through investments in higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk and credit risk, consistent with each Fund’s objective of providing current income. The Board concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on the Funds’ expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services. The Board noted that the Adviser had waived fees and/or paid expenses for each of the Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for a Fund and other investment advisory clients. The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board also considered the fact that the Funds are not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in each Fund’s advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Municipal Bond Fund (EIM), Eaton Vance California Municipal Bond Fund (EVM) and Eaton Vance New York Municipal Bond Fund (ENX) (the Funds) are responsible for the overall management and supervision of the Funds’ affairs. The Trustees and officers of the Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Funds	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Funds.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2013. 2 years. Trustee since 2011.	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class II Trustee	Until 2013. 2 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class I Trustee	Until 2012. 3 years. Trustee since 2003.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2014. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Funds	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2012. 3 years. Trustee since 2002.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class I Trustee	Until 2012. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Funds	Service	During Past Five Years

Cynthia J. Clemson 1963	President of EVM and ENX	Since 2005	Vice President of EVM and BMR.

Thomas M. Metzold 1958	President of EIM	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Eaton Vance
Municipal Bond Funds

September 30, 2011

Management and Organization — continued

Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Funds	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Eston and Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance
Municipal Bond Funds

September 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. A Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if a Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

1453-11/11	CE-IMBSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2010 and September 30, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/10	9/30/11

Audit Fees	$96,430	$97,140
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,758	$22,200
All Other Fees(3)	$500	$300

Total	$118,688	$119,640

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2010 and September 30, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/10	9/30/11

Registrant	$22,258	$22,500
Eaton Vance(1)	$278,901	$226,431

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Portfolio Management
Cynthia J. Clemson, William H. Ahern, Jr. and Craig R. Brandon are the portfolio managers of Eaton Vance California Municipal Bond Fund, Eaton Vance Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund, respectively, and are responsible for the overall and day-to-day management of each Fund’s investments.
Ms. Clemson has been an Eaton Vance portfolio manager since 1991 and is a Vice President of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”). Mr. Ahern has been an Eaton Vance portfolio manager since 1993 and is a Vice President of EVM and BMR. Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts	Performance Fee	Performance Fee
Cynthia J. Clemson
Registered Investment Companies	10	$2,437.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William H. Ahern, Jr.
Registered Investment Companies	13	$3,114.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$21.9	0	$0

Craig R. Brandon
Registered Investment Companies	13	$1,539.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities Owned
in the Fund
California Municipal Bond Fund
Cynthia J. Clemson	None
Municipal Bond Fund William H. Ahern, Jr.	None
New York Municipal Bond Fund
Craig R. Brandon	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Bond Fund
By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President
Date: November 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: November 16, 2011

By:	/s/ Thomas M. Metzold
Thomas M. Metzold
President
Date: November 16, 2011